Exhibit 10.1

Stock Repurchase Agreement

This Stock Repurchase Agreement is entered into as of this January 28, 2016, by and between bBooth, Inc., located at 901 Hancock Ave, Unit 308, West Hollywood, California, 90069 (the "Company"), and  [redacted for publication]  (the "Stockholder").

WHEREAS, Stockholder owns 611,324 shares of Common Stock of the Company (the "Shares") and the Company is willing to repurchase the Shares for the Repurchase Amount (as defined below) upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, the Stockholder and the Company agree as follows:

1.	REPURCHASE AND PAYMENT

a.	Repurchase and Sale of the Shares
On the terms and subject to the conditions precedent set forth in this Agreement, the Company agrees to purchase from the Stockholder and the Stockholder agrees to sell, transfer, convey and deliver to the Company the Shares at a price equal to $0.02 per share (the “Sale Price”) on or before April 15, 2016 (the “Closing Date”).

b.	Payment for the Shares
The total purchase price for the Shares shall be $12,226.48 [Twelve Thousand Two- Hundred Twenty-Six Dollars and Forty-Eight Cents] (the "Repurchase Amount"). Upon receipt of the Repurchase Amount, the Stockholder: (i) irrevocably appoints any officer, employee or agent of the Company as its attorney-in-fact to take such actions as are required to cancel or transfer the Shares on the books of the Company with full power of substitution; (ii) will deliver to the Company an executed power of stock attorney medallion signature guarantee for cancellation or transfer of the Shares; and (iii) will execute such further and other documents and do and perform such further and other acts as the Company may reasonably require to carry out and give effect to the terms and intention of this Agreement.

2.	REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Stockholder
The Stockholder represents and warrants to the Company as follows:

a.	Power and Authority
The Stockholder has the power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

b.	Validity and Enforceability
This Agreement and all other instruments or documents executed by the Stockholder in connection herewith have been duly executed by the Stockholder, and constitute legal, valid and binding obligations of the Stockholder, enforceable in accordance with their respective terms.

c.	No Encumbrances
The Stockholder is the owner of record of all right, title and interest (legal and beneficial), free and clear of all liens, in and to the Shares. Upon delivery of certificates representing the Shares to be sold by the Stockholder to the Company hereunder and payment therefor pursuant to this Agreement, good, valid and marketable title to such Shares, free and clear of all liens, encumbrances, equities, claims, liabilities or obligations, whether absolute, accrued, contingent or otherwise, will be transferred to the Company.

d.	Knowledge and Access
The Stockholder has such knowledge and experience in financial and business matters and has been furnished access to such information and documents concerning the Company that it is capable of evaluating the merits and risks of accepting the Repurchase Amount in exchange for the Shares and the other terms and conditions of this Agreement. The Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of this repurchase and to obtain additional information regarding the Company's plans and future prospects.

e.	Accredited Investor Status
The Stockholder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

3.	CONDITION PRECEDENT AND STOCKHOLDER ACKNOWLEDGEMENT

Stockholder acknowledges the following:

a)	that the Shares are restricted from resale, absent an appropriate exemption, pursuant to SCHEDULE D of that certain share exchange agreement dated August

11, 2014 among Global System Designs, Inc. and bBooth, Inc. and the then existing shareholders of bBooth, Inc., including the Stockholder.

b)	that the Company is desirous of raising capital to fund its operations;

c)
that the purchase of the Shares is for the purpose of retiring or cancelling the Shares in order to off-set the dilutive impact of an equity capital raise and associated issuance of new shares that would otherwise occur due to the current price of the Company’s securities on the OTCQB operated by the OTC Markets Group, Inc. (the “OTCQB”);

d)
that the Sale Price as set forth in Section 1(a) above as mutually agreed between the Parties, reflects an approximate 50% discount of the market price as mutually determined by the Parties after due consideration of the volume weighted average price (“VWAP”) of the Company’s securities under trading symbol BBTH on the OTCQB over the past 30 days, as well as such other and different factors, including the Company’s business and operations over the same period of time;

e)
that following the execution of a Confidentiality Agreement pursuant to the U.S. Securities and Exchange Commission’s Regulation FD, the Company through its officers and directors disclosed to Stockholder on a confidential basis, all material public and non-public information concerning the Company’s prospects and opportunities, financial and otherwise, and that the Stockholder has had an opportunity to ask questions and receive answers concerning such confidential information and to obtain additionalinformation regarding the Company's plans and future prospects believed by the Company’s officers and directors in good faith to be complete and accurate as of the date hereof;

f)
that the material public and non-public information concerning the Company’s prospects and opportunities, financial and otherwise, disclosed to Stockholder by the Company’s officers and directors upon which Stockholder may be making its decision to enter into this transaction, will likely change between the date Stockholder enters into this Agreement and the Closing Date, and Stockholder expressly acknowledges, agrees to, and accepts that neither the Company nor any of its officers and directors makes any representation, or assumes any obligation, and explicitly rejects any obligation to Stockholder, to provide Stockholder with any updates to such information prior to the Closing Date; and

g)
that the Company’s ability to consummate the share repurchase contemplated herein is based entirely on its ability to close a financing on terms acceptable to the Company on or before the Closing Date. In the event the Company is unable to close a financing on terms acceptable to the Company, including the ability to sell the Company’s shares in a private placement transaction at a share price greater than the Sale Price, the Company may, at its sole and exclusive option and in its sole discretion, terminate this Agreement upon due notice to Stockholder, after which neither party shall have any further obligation to the other arising from this Agreement.

4.	Representations and Warranties of the Company

The Company represents and warrants to the Stockholder as follows:

a.	Power and Authority
The Company has the power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby, and that the share repurchase contemplated herein and associated terms and conditions has been approved by the Company’s Board of Directors.

b.	Organization and Qualification
The Company is incorporated, duly organized, validly existing and in good standing under the laws of the State of Nevada.

c.	Validity and Enforceability
This Agreement and all other instruments or documents executed by the Company in connection herewith have been duly executed by the Company, and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether considered in an action at law or in equity).

5.	MISCELLANEOUS

a)	Notices
Any notice or communication required or permitted under this Agreement shall be sufficiently given if  delivered in person or by certified mail,  return receipt requested, to the addresses listed above or to such other address as one party may have furnished to the other in writing. The notice shall be deemed received when delivered or signed for, or on the third day after mailing if not signed for.

b)	Successors and Assigns
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

c)	Entire Agreement
This Agreement contains the entire agreement of the parties regarding the subject matter of this Agreement. This Agreement supersedes any prior written or oral agreements between the parties regarding the repurchase by the Company of the Shares. If this Agreement expires or is terminated for any reason without Company having repurchased the Shares hereunder, Stockholder shall retain the same right, title and interest in and to the Shares as Stockholder possessed immediately before entering into this Agreement.

d)	Amendment
This Agreement may be modified or amended if the amendment is made in writing and signed by both parties.

e)	Severability
If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

f)	Governing Law
This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada. Any legal action arising out of or relating to this Agreement will be tried in the state or federal courts located in Los Angeles County, California. The prevailing party in any such action shall be awarded its costs and fees incurred therein including, but not limited to, its reasonable attorneys’ fees.

g)	Signatures
This Agreement shall be signed by the Stockholder, [redacted for publication], and by Rory J. Cutaia, CEO of the Company.

h)	Counterparts
This Agreement may be executed in separate counterparts, either of which, when so executed, shall be deemed to be an original and both of which, when taken together, shall constitute but one and the same agreement.

i)	Survival
The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, notwithstanding any investigation made by either party.

j)	Further Assurances
Each party shall at any time and from time to time after the date hereof take whatever actions the other party or its affiliates or agents reasonably request to effectuate, record, evidence or perfect its transfer of the Shares to the Company pursuant to this Agreement or to otherwise effectuate or consummate any of the transactions contemplated hereby, including appropriate notice to the Escrow Agent for the release of the Shares contemplated herein.

k)
Termination of Rights as the Stockholder. Upon payment of the Repurchase Amount, the Shares shall cease to be outstanding for any and all purposes, and the Stockholder shall no longer have any rights as a holder of the Shares, including any rights that the Stockholder may have had under the Company’s Certificate of Incorporation or otherwise.

l)
Withholding Rights. The Company shall be entitled to deduct and withhold from the Repurchase Amount such amounts as it may be required to deduct and withhold with respect to the making of such payment under the U.S. Internal Revenue Code of 1986, as amended, or any provision of foreign, state or local tax law. To the extent that amounts are so withheld by the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder.

m)
No Future Participation. The Stockholder acknowledges that the Stockholder will have no future participation in any Company gains, losses, profits or distributions with respect to the Shares. If the Shares increase in value by any means, or if the Company’s equity becomes freely tradable and increases in value, the Stockholder acknowledges that the Stockholder is voluntarily forfeiting any opportunity to share in any resulting increase in value from the Shares.

n)
Tax Matters. The Stockholder has had an opportunity to review with the Stockholder’s tax advisers the federal, state, local and foreign tax consequences of the repurchase of the Shares and the transactions contemplated by this Agreement. The Stockholder is relying solely on such advisers and not on any statements or representations of the Company or any of its agents. The Stockholder understands that the Stockholder (and not the Company) shall be responsible for the Stockholder’s tax liability and any related interest and penalties associated therewith that may arise as a result of the transactions contemplated by this Agreement.

o)
Independent Legal Advice. The Company has obtained legal advice concerning this Agreement and has requested that the Stockholder obtain independent legal advice with respect to same before executing this Agreement. In executing this Agreement, the Stockholder represents and warrants to the Company that he has been advised to obtain independent legal advice, and that, prior to the execution of this Agreement he has obtained independent legal advice or has, in his discretion, knowingly and willingly elected not to do so.

p)
Indemnification. To the full extent permitted under applicable law, the Company will defend, indemnify and hold Stockholder harmless from and against any and all expenses Stockholder actually incurs in connection with the investigation, defense, settlement or appeal of any claim, charge, complaint or cause of action (each of the aforementioned a “Claim”) asserted in any threatened or pending lawsuit, arbitration, administrative proceeding, investigation or similar action in which Stockholder becomes involved, as a party or otherwise, by reason of, or relating to, this Agreement (each of the aforementioned a “Proceeding”); provided, however, that Stockholder’s right to indemnification hereunder shall not apply to the extent a final judgment or other final adjudication determines that Stockholder incurred particular expenses as a direct result of Claims in which Stockholder’s conduct was expressly held to have been: (i) undertaken in bad faith; or (ii) knowingly fraudulent. This indemnification provision shall not be deemed exclusive of any other rights to which Stockholder may be entitled under any provision of applicable law, the Company’s Certificate of Incorporation, the Company’s Bylaws, or other agreements, both as to actions taken in Stockholder’s official capacity and actions taken as an agent of the Company. The Company’s indemnification obligations under this Agreement are in addition to, and not in place of, any obligation the Company had under Stockholder’s previous employment agreement to the extent such rights survived the termination of Stockholder’s employment by the Company. The Company’s indemnification obligations under this Agreement shall be binding on the Company and its successors and assigns, and will survive the termination of this Agreement and the termination of Stockholder’s status as a shareholder in the Company.

q)
Stockholder’s Release of Company. Except for such Stockholder rights and Company obligations as are expressly created or preserved by this Agreement, upon Stockholder’s timely receipt of the Repurchase Amount, the Stockholder, together with the Stockholder’s heirs, executors, administrators, and assigns, does hereby remise, release and forever discharge the Company, its directors, officers, shareholders, employees and agents, and their respective successors and assigns, of and from all claims, causes of action, suits and demands whatsoever which the Stockholders ever had, now has or may have, howsoever arising out of the original grant and the retirement of the Shares.

r)
Company’s Release of Stockholder. Except for such Company rights and Stockholder obligations as are expressly created or preserved by this Agreement, upon Stockholder’s timely delivery of certificates representing the Shares, the Company, together with its current and former directors, officers and employees and its assigns, does hereby remise, release and forever discharge the Stockholder and his heirs, executors and administrators, and their respective successors and assigns, of and from all claims, causes of action, suits and demands whatsoever which the Company ever had, now has or may have, howsoever arising out of the original grant and the retirement of the Shares

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first above written.

bBOOTH, INC.
By its authorized signatory:

Name:                    Rory J. Cutaia
Position: CEO and Duly Authorized Member of the Board of Directors

Address:
901 Hancock Ave, Suite 308
West Hollywood, California
USA 90069
Attn: Jimmy Geiskopf
email: jimmy@bbooth.com

[redacted for publication]

_________________________________________
Name:     [redacted for publication]

Stock Repurchase Agreement

This Stock Repurchase Agreement is entered into as of this January 20, 2016, by and between bBooth, Inc., located at 901 Hancock Ave, Unit 308, West Hollywood, California, 90069 (the "Company"), [redacted for publication] (the "Stockholder").

WHEREAS, Stockholder owns 7,200,000 shares of Common Stock of the Company (the "Shares") and the Company is willing to repurchase the Shares for the Repurchase Amount (as defined below) upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, the Stockholder and the Company agree as follows:

1.	REPURCHASE AND PAYMENT

a.	Repurchase and Sale of Shares
On the terms and subject to the conditions precedent set forth in this Agreement, the Company agrees to purchase from the Stockholder and the Stockholder agrees to sell, transfer, convey and deliver to the Company the Shares at a price equal to $0.02 per share (the “Sale Price”) on or before April 15, 2016 (the “Closing Date”).

b.	Payment for Shares
The total purchase price for the Shares shall be $144,000.00 [One Hundred Forty- Four Thousand Dollars] (the "Repurchase Amount"). Upon receipt of the Repurchase Amount, the Stockholder: (i) irrevocably appoints any officer, employee or agent of the Company as its attorney to cancel or transfer the Shares on the books of the Company with full power of substitution; (ii) will deliver to the Company an executed power of stock attorney medallion guaranteed for cancellation or transfer of the Shares; and (iii) will execute such further and other document and do and perform such further and other acts as the other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

2.	REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Stockholder
The Stockholder represents and warrants to the Company as follows:

a.	Power and Authority
The Stockholder has the power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

b.	Validity and Enforceability
This Agreement and all other instruments or documents executed by the Stockholder in connection herewith have been duly executed by the Stockholder, and constitute legal, valid and binding obligations of the Stockholder, enforceable in accordance with their respective terms.

c.	No Encumbrances
The Stockholder is the owner of record of all right, title and interest (legal and beneficial), free and clear of all liens, in and to the Shares. Upon delivery of certificates representing the Shares to be sold by the Stockholder to the Company hereunder and payment therefor pursuant to this Agreement, good, valid and marketable title to such Shares, free and clear of all liens, encumbrances, equities, claims, liabilities or obligations, whether absolute, accrued, contingent or otherwise, will be transferred to the Company.

d.	Knowledge and Access
The Stockholder has such knowledge and experience in financial and business matters and has been furnished access to such information and documents concerning the Company that it is capable of evaluating the merits and risks of accepting the Repurchase Amount in exchange for the Shares and the other terms and conditions of this Agreement. The Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of this repurchase and to obtain additional information regarding the Company's plans and future prospects.

e.	Accredited Investor Status
The Stockholder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

3.	CONDITION PRECEDENT AND STOCKHOLDER ACKNOWLEDGEMENT

Stockholder acknowledges the following:

a)	that the Shares are restricted from resale, absent an appropriate exemption, pursuant to SCHEDULE D of that certain share exchange agreement dated August

11, 2014 among Global System Designs, Inc. and bBooth, Inc. and the then existing shareholders of the bBooth, Inc., including the Stockholder.

b)	that the Company is desirous of raising capital to fund its operations;

c)
that the purchase of the Shares is for the purpose of retiring or cancelling the Shares in order to off-set the dilutive impact of an equity capital raise and associated issuance of new shares that would otherwise occur due to the current price of the Company’s securities on the OTCQB operated by the OTC Markets Group, Inc. (the “OTCQB”);

d)
that the Sale Price as set forth in Section 1(a) above as mutually agreed between the Parties, reflects an approximate 50% discount of the market price as mutually determined by the Parties after due consideration of the volume weighted average price (“VWAP”) of the Company’s securities under trading symbol BBTH on the OTCQB over the past 30 days, as well as such other and different factors, including the Company’s business and operations over the same period of time;

e)
that following the execution of a Confidentiality Agreement pursuant to the U.S. Securities and Exchange Commission’s Regulation FD, the Company through its officers and directors disclosed to Stockholder on a confidential basis, all material public and non-public information concerning the Company’s prospects and opportunities, financial and otherwise, and that the Stockholder has had an opportunity to ask questions and receive answers concerning such confidential information and to obtain additional information regarding the Company's plans and future prospects believed by the Company’s officers and directors in good faith to be complete and accurate as of the date hereof;

f)
that the material public and non-public information concerning the Company’s prospects and opportunities, financial and otherwise, disclosed to Stockholder by the Company’s officers and directors upon which Stockholder may be making its decision to enter into this transaction, will likely change between the date Stockholder enters into this Agreement and the Closing Date, and Stockholder expressly acknowledges, agrees to, and accepts that neither the Company nor any of its officers and directors makes any representation, or assumes any obligation, and explicitly rejects any obligation to Stockholder, to provide Stockholder with any updates to such information prior to the Closing Date; and

g)
that the Company’s ability to consummate the share repurchase contemplated herein is based entirely on its ability to close a financing on terms acceptable to the Company on or before the Closing Date. In the event the Company is unable to close a financing on terms acceptable to the Company, including the ability to sell the Company’s shares in a private placement transaction at a share price greater than the Sale Price, the Company may, at its sole and exclusive option and in its sole discretion, terminate this Agreement upon due notice to Stockholder, after which the Company shall have no further obligation to Stockholder concerning the repurchase of the Shares contemplated herein.

4.	Representations and Warranties of the Company

The Company represents and warrants to the Stockholder as follows:

a.	Power and Authority
The Company has the power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby, and that the share repurchase contemplated herein and associated terms and conditions has been approved by the Company’s Board of Directors.

b.	Organization and Qualification
The Company is incorporated, duly organized, validly existing and in good standing under the laws of the State of Nevada.

c.	Validity and Enforceability
This Agreement and all other instruments or documents executed by the Company in connection herewith have been duly executed by the Company, and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether considered in an action at law or in equity).

5.	MISCELLANEOUS

a)	Notices
Any notice or communication required or permitted under this Agreement shall be sufficiently given if delivered in person or by certified mail, return receipt requested, to the addresses listed above or to such other address as one party may have furnished to the other in writing. The notice shall be deemed received when delivered or signed for, or on the third day after mailing if not signed for.

b)	Successors and Assigns
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

c)	Entire Agreement
This Agreement contains the entire agreement of the parties regarding the subject matter of this Agreement, and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

d)	Amendment
This Agreement may be modified or amended if the amendment is made in writing and signed by both parties.

e)	Severability
If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

f)	Governing Law
This Agreement shall be governed by and construed in accordance with the internal laws of the Nevada.

g)	Signatures
This Agreement shall be signed by the Stockholder, Aaron Meyerson, and by Rory J. Cutaia, CEO of the Company.

h)	Counterparts
This Agreement may be executed in separate counterparts, either of which, when so executed, shall be deemed to be an original and both of which, when taken together, shall constitute but one and the same agreement.

i)	Survival
The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, notwithstanding any investigation made by either party.

j)	Further Assurances
Each party shall at any time and from time to time after the date hereof take whatever actions the other party or its affiliates or agents reasonably request to effectuate, record, evidence or perfect its transfer of the Shares to the Company pursuant to this Agreement or to otherwise effectuate or consummate any of the transactions contemplated hereby, including appropriate notice to the Escrow Agent for the release of the shares contemplated herein.

k)
Termination of Rights as the Stockholder. Upon payment of the Repurchase Amount, the Shares shall cease to be outstanding for any and all purposes, and the Stockholder shall no longer have any rights as a holder of the Shares, including any rights that the Stockholder may have had under the Company’s Certificate of Incorporation or otherwise.

l)
Withholding Rights. The Company shall be entitled to deduct and withhold from the Repurchase Amount such amounts as it may be required to deduct and withhold with respect to the making of such payment under the U.S. Internal Revenue Code of 1986, as amended, or any provision of foreign, state or local tax law. To the extent that amounts are so withheld by the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder.

m)
No Future Participation. The Stockholder acknowledges that the Stockholder will have no future participation in any Company gains, losses, profits or distributions with respect to the Shares. If the Shares increase in value by any means, or if the Company’s equity becomes freely tradable and increases in value, the Stockholder acknowledges that the Stockholder is voluntarily forfeiting any opportunity to share in any resulting increase in value from the Shares.

n)
Tax Matters. The Stockholder has had an opportunity to review with the Stockholder’s tax advisers the federal, state, local and foreign tax consequences of the repurchase of the Shares and the transactions contemplated by this Agreement. The Stockholder is relying solely on such advisers and not on any statements or representations of the Company or any of its agents. The Stockholder understands that the Stockholder (and not the Company) shall be responsible for the Stockholder’s tax liability and any related interest and penalties that may arise as a result of the transactions contemplated by this Agreement.

o)
Independent Legal Advice. The Company has obtained legal advice concerning this Agreement and has requested that the Stockholder obtain independent legal advice with respect to same before executing this Agreement. In executing this Agreement, the Stockholder represents and warrants to the Company that he has been advised to obtain independent legal advice, and that, prior to the execution of this Agreement he has obtained independent legal advice or has, in his discretion, knowingly and willingly elected not to do so.

p)
Release. The Stockholder, together with the Stockholder’s heirs, executors, administrators, and assigns, does hereby remise, release and forever discharge the Company, its directors, officers, shareholders, employees and agents, and their respective successors and assigns, of and from all claims, causes of action, suits and demands whatsoever which the Stockholders ever had, now has or may have, howsoever arising: (i) out of the original grant and the retirement of the Shares, or (ii) in connection with the Stockholder’s involvement with the Company as a director and officer, or otherwise.

[signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first above written.

bBOOTH, INC.
By its authorized signatory:

Name:    Rory J. Cutaia
Position: CEO and Duly Authorized Member of the Board of Directors

Address:
901 Hancock Ave, Suite 308
West Hollywood, California
USA 90069
Attn: Jimmy Geiskopf
email: jimmy@bbooth.com

[redacted for publication]

________________________________________
Name:      [redacted for publication]

Stock Repurchase Agreement

This Stock Repurchase Agreement is entered into as of this January 20, 2016, by and between bBooth, Inc., located at 901 Hancock Ave, Unit 308, West Hollywood, California, 90069 (the "Company"), and [redacted for publication] (the "Stockholder").

WHEREAS, Stockholder owns 1,200,000 shares of Common Stock of the Company (the "Shares") and the Company is willing to repurchase the Shares for the Repurchase Amount (as defined below) upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, the Stockholder and the Company agree as follows:

1.	REPURCHASE AND PAYMENT

a.	Repurchase and Sale of Shares
On the terms and subject to the conditions precedent set forth in this Agreement, the Company agrees to purchase from the Stockholder and the Stockholder agrees to sell, transfer, convey and deliver to the Company the Shares at a price equal to $0.02 per share (the “Sale Price”) on or before April 15, 2016 (the “Closing Date”).

b.	Payment for Shares
The total purchase price for the Shares shall be $24,000 [Twenty-Four Thousand Dollars] (the "Repurchase Amount"). Upon receipt of the Repurchase Amount, the Stockholder: (i) irrevocably appoints any officer, employee or agent of the Company as its attorney to cancel or transfer the Shares on the books of the Company with full power of substitution; (ii) will deliver to the Company an executed power of stock attorney medallion guaranteed for cancellation or transfer of the Shares; and (iii) will execute such further and other document and do and perform such further and other acts as the other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

2.	REPRESENTATIONS AND WARRANTIES

Representations and Warranties of the Stockholder
The Stockholder represents and warrants to the Company as follows:

a.	Power and Authority
The Stockholder has the power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby.

b.	Validity and Enforceability
This Agreement and all other instruments or documents executed by the Stockholder in connection herewith have been duly executed by the Stockholder, and constitute legal, valid and binding obligations of the Stockholder, enforceable in accordance with their respective terms.

c.	No Encumbrances
The Stockholder is the owner of record of all right, title and interest (legal and beneficial), free and clear of all liens, in and to the Shares. Upon delivery of certificates representing the Shares to be sold by the Stockholder to the Company hereunder and payment therefor pursuant to this Agreement, good, valid and marketable title to such Shares, free and clear of all liens, encumbrances, equities, claims, liabilities or obligations, whether absolute, accrued, contingent or otherwise, will be transferred to the Company.

d.	Knowledge and Access
The Stockholder has such knowledge and experience in financial and business matters and has been furnished access to such information and documents concerning the Company that it is capable of evaluating the merits and risks of accepting the Repurchase Amount in exchange for the Shares and the other terms and conditions of this Agreement. The Stockholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of this repurchase and to obtain additional information regarding the Company's plans and future prospects.

e.	Accredited Investor Status
The Stockholder is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

3.	CONDITION PRECEDENT AND STOCKHOLDER ACKNOWLEDGEMENT

Stockholder acknowledges the following:

a)	that the Shares are restricted from resale, absent an appropriate exemption.

b)	that the Company is desirous of raising capital to fund its operations;

c)
that the purchase of the Shares is for the purpose of retiring or cancelling the Shares in order to off-set the dilutive impact of an equity capital raise and associated issuance of new shares that would otherwise occur due to the current price of the Company’s securities on the OTCQB operated by the OTC Markets Group, Inc. (the “OTCQB”);

d)
that the Sale Price as set forth in Section 1(a) above as mutually agreed between the Parties, reflects an approximate 50% discount of the market price as mutually determined by the Parties after due consideration of the volume weighted average price (“VWAP”) of the Company’s securities under trading symbol BBTH on the OTCQB over the past 30 days, as well as such other and different factors, including the Company’s business and operations over the same period of time;

e)
that following the execution of a Confidentiality Agreement pursuant to the U.S. Securities and Exchange Commission’s Regulation FD, the Company through its officers and directors disclosed to Stockholder on a confidential basis, all material public and non-public information concerning the Company’s prospects and opportunities, financial and otherwise, and that the Stockholder has had an opportunity to ask questions and receive answers concerning such confidential information and to obtain additional information regarding the Company's plans and future prospects believed by the Company’s officers and directors in good faith to be complete and accurate as of the date hereof;

f)
that the material public and non-public information concerning the Company’s prospects and opportunities, financial and otherwise, disclosed to Stockholder by the Company’s officers and directors upon which Stockholder may be making its decision to enter into this transaction, will likely change between the date Stockholder enters into this Agreement and the Closing Date, and Stockholder expressly acknowledges, agrees to, and accepts that neither the Company nor any of its officers and directors makes any representation, or assumes any obligation, and explicitly rejects any obligation to Stockholder, to provide Stockholder with any updates to such information prior to the Closing Date; and

g)	that the Company’s ability to consummate the share repurchase contemplated herein is based entirely on its ability to close a financing on terms acceptable to the Company on or before the Closing Date. In the event the Company is unable to close a financing on terms acceptable to the Company, including the ability to sell the Company’s shares in a private placement transaction at a share price greater than the Sale Price, the Company may, at its sole and exclusive option and in its sole discretion, terminate this Agreement upon due notice to Stockholder, after which the Company shall have no further obligation to Stockholder concerning the repurchase of the Shares contemplated herein.

4.	Representations and Warranties of the Company

The Company represents and warrants to the Stockholder as follows:

a.	Power and Authority
The Company has the power and authority to execute and deliver this Agreement and consummate the transactions contemplated hereby, and that the share repurchase contemplated herein and associated terms and conditions has been approved by the Company’s Board of Directors.

b.	Organization and Qualification
The Company is incorporated, duly organized, validly existing and in good standing under the laws of the State of Nevada.

c.	Validity and Enforceability
This Agreement and all other instruments or documents executed by the Company in connection herewith have been duly executed by the Company, and constitute legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (whether considered in an action at law or in equity).

5.	MISCELLANEOUS

a)	Notices
Any notice or communication required or permitted under this Agreement shall be sufficiently given if delivered in person or by certified mail, return receipt requested, to the addresses listed above or to such other address as one party may have furnished to the other in writing. The notice shall be deemed received when delivered or signed for, or on the third day after mailing if not signed for.

b)	Successors and Assigns
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

c)	Entire Agreement
This Agreement contains the entire agreement of the parties regarding the subject matter of this Agreement, and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

d)	Amendment
This Agreement may be modified or amended if the amendment is made in writing and signed by both parties.

e)	Severability
If any provision of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

f)	Governing Law
This Agreement shall be governed by and construed in accordance with the internal laws of the Nevada.

g)	Signatures
This Agreement shall be signed by the Stockholder, [redacted for publication] and by Rory J. Cutaia, CEO of the Company.

h)	Counterparts
This Agreement may be executed in separate counterparts, either of which, when so executed, shall be deemed to be an original and both of which, when taken together, shall constitute but one and the same agreement.

i)	Survival
The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, notwithstanding any investigation made by either party.

j)	Further Assurances
Each party shall at any time and from time to time after the date hereof take whatever actions the other party or its affiliates or agents reasonably request to effectuate, record, evidence or perfect its transfer of the Shares to the Company pursuant to this Agreement or to otherwise effectuate or consummate any of the transactions contemplated hereby, including appropriate notice to the Escrow Agent for the release of the shares contemplated herein.

k)
Termination of Rights as the Stockholder. Upon payment of the Repurchase Amount, the Shares shall cease to be outstanding for any and all purposes, and the Stockholder shall no longer have any rights as a holder of the Shares, including any rights that the Stockholder may have had under the Company’s Certificate of Incorporation or otherwise.

l)
Withholding Rights. The Company shall be entitled to deduct and withhold from the Repurchase Amount such amounts as it may be required to deduct and withhold with respect to the making of such payment under the U.S. Internal Revenue Code of 1986, as amended, or any provision of foreign, state or local tax law. To the extent that amounts are so withheld by the Company, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Stockholder.

m)
No Future Participation. The Stockholder acknowledges that the Stockholder will have no future participation in any Company gains, losses, profits or distributions with respect to the Shares. If the Shares increase in value by any means, or if the Company’s equity becomes freely tradable and increases in value, the Stockholder acknowledges that the Stockholder is voluntarily forfeiting any opportunity to share in any resulting increase in value from the Shares.

n)
Tax Matters. The Stockholder has had an opportunity to review with the Stockholder’s tax advisers the federal, state, local and foreign tax consequences of the repurchase of the Shares and the transactions contemplated by this Agreement. The Stockholder is relying solely on such advisers and not on any statements or representations of the Company or any of its agents. The Stockholder understands that the Stockholder (and not the Company) shall be responsible for the Stockholder’s tax liability and any related interest and penalties that may arise as a result of the transactions contemplated by this Agreement.

o)	Independent Legal Advice. The Company has obtained legal advice concerning this Agreement and has requested that the Stockholder obtain independent legal advice with respect to same before executing this Agreement. In executing this Agreement, the Stockholder represents and warrants to the Company that he has been advised to obtain independent legal advice, and that, prior to the execution of this Agreement he has obtained independent legal advice or has, in his discretion, knowingly and willingly elected not to do so.

p)
Release. The Stockholder, together with the Stockholder’s heirs, executors, administrators, and assigns, does hereby remise, release and forever discharge the Company, its directors, officers, shareholders, employees and agents, and their respective successors and assigns, of and from all claims, causes of action, suits and demands whatsoever which the Stockholders ever had, now has or may have, howsoever arising: (i) out of the original grant and the retirement of the Shares, or (ii) in connection with the Stockholder’s involvement with the Company as a director and officer, or otherwise.

[signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first above written.

bBOOTH, INC.
By its authorized signatory:
Name:    Rory J. Cutaia
Position: CEO and Duly Authorized Member of the Board of Directors

Address:
901 Hancock Ave, Suite 308
West Hollywood, California
USA 90069
Attn: Jimmy Geiskopf
email: jimmy@bbooth.com

[redacted for publication]

________________________________________
Name:    [redacted for publication]